Subsequent events	12 Months Ended
Dec. 31, 2019
Subsequent events
Subsequent events

24.  Subsequent events

From January 2020, the outbreak of a novel strain of coronavirus, named as COVID-19, has spread rapidly to many parts of the world. The epidemic has resulted in quarantines, travel restrictions, and the temporary closure of facilities in China and many other countries for the past a few months.

The travel industry was particularly hard hit. Major airlines have cancelled flights to and from China for an extended period of time, which will further impact travel and tourism in China and across the world. Meanwhile, major governments across the world have implemented strict travel bans and adopted different control measures to curb the spread of the disease. In connection with intensifying efforts to contain the spread of COVID-19, the Ministry of Culture and Tourism of the People's Republic of China issued an notice on January 24, 2020 requiring travel agencies, including online travel agencies throughout the country to suspend the operation of organized tours and the provision of a combination of flight and hotel bookings, pursuant to which the Group was not able to sell packaged tours, which is a primary part of the Group’s business operation. Furthermore, Chinese government has taken a number of other actions, which included extending the Chinese New Year holiday, quarantining individuals infected with or suspected of having COVID-19, restricting residents from travel, encouraging employees of enterprises to work remotely from home and cancelling public activities, among others. The spread or fear of spread of contagious disease, such as COVID-19 has caused a significant decline in the level of business and leisure travel in certain regions or as a whole, and a significant decrease in the demand for the Group’s products and services, resulting in customer cancellations and refund requests and reduced new orders relating to the Group’s services. In addition, the Group’s business partners and travel suppliers, including overseas suppliers are also experiencing similar or more serious disruptions to their business operation. Furthermore, the Group has been taking other measures in response to the outbreak, including the adoption of modified operating hours, remote working arrangement and more stringent workplace sanitation measures.

As a result of the outbreak of COVID-19, the Group’s business, results of operations, financial positions and cash flows have been materially and adversely affected for the first two quarters of 2020 with potential impacts on subsequent periods, including but not limited to the significant decline in revenue and significant operating cash outflow due to the incremental cost incurred in responses to travelers’ cancellations and refund requests. The impacts of COVID-19 may also include additional allowance for doubtful accounts and impairment to the Group’s long-term assets. Because of the significant uncertainties surrounding the COVID-19, the exact financial impact is unpredictable and will depend on future developments, including new information which may emerge concerning the duration, severity, the reach of the COVID-19 outbreak globally and the actions taken by authorities and other entities to contain the COVID-19 outbreak, among others, all of which are beyond the Group's control. The Group will continue to closely monitor the impacts of COVID-19.